Exhibit 10.35
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
AMENDMENT NUMBER 2
TO SEMICONDUCTOR PATENT LICENSE AGREEMENT

This Amendment Number 2 (“Amendment 2”) amends that certain Semiconductor Patent License Agreement between Rambus Inc., and Micron Technology, Inc. effective December 1, 2013, as amended on September 2, 2020 (collectively, the “Patent License Agreement”), and is effective as of December 1, 2020 (the “Amendment 2 Effective Date”). Rambus, on behalf of itself and all of its subsidiaries (collectively, “Rambus”) and Micron Technology, Inc., on behalf of itself and all of its subsidiaries (collectively, “Micron”) (Rambus and Micron together, the “Parties”), and in consideration of the covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:
TERMS AND CONDITIONS
1.    Capitalized terms in this Amendment 2 shall have the meaning assigned to them in the Patent License Agreement.
2.    Section 5.1(b)(B) of the Patent License Agreement is hereby amended to delete the following language in such Section 5.1(b)(B):

[***]

3.    Except as set forth in this Amendment No. 2, all other terms and provisions of the Agreement shall remain in full force and effect in accordance with its terms.
IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement effective as of December 1, 2020.

Micron Technology, Inc.	Rambus Inc.

/s/ JOEL POPPEN	/s/ JAE KIM
Signature	Signature

Joel Poppen	Jae Kim
Printed Name	Printed Name

SVP, Legal Affairs, GC & Corp Secretary	SVP - GC/HR
Title	Title

12/15/2020	12/15/2020
Date	Date